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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 except as to Note 1, paragraph 4, for which the date is May 2, 2000, relating to the consolidated financial statements of Interactive Pictures Corporation, which appears in Internet Pictures Corporation's Registration Statement on Form S-1 (No. 333-32680).


/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP

Knoxville, Tennessee
June 26, 2000


                                Exhibit 23.3 - 1